EXHIBIT 32.02

CERTIFICATION OF PERIODIC REPORT

I, Scott McIntyre, Senior Vice President of Accounting of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2026, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2026	/s/ Scott McIntyre
Scott McIntyre
Senior Vice President of Accounting